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                                                                  EXHIBIT 10.98

                             CONTRIBUTION AGREEMENT

         This Contribution Agreement (this "Agreement") is dated as of the 2nd day of August, 1999, is among ECT Merchant Investments Corp., a Delaware corporation ("ECT Merchant"), Enron Capital Management II Limited Partnership, a Delaware limited partnership ("ECM II"), Enron Capital Management III Limited Partnership, a Delaware limited partnership ("ECM III"), Joint Energy Development Investments II Limited Partnership, a Delaware limited partnership ("JEDI II"), East Coast Power Holding Company L.L.C., a Delaware limited liability company ("ECP Holding"), the California Public Employees' Retirement System, a unit of the State and Consumer Services Agency of the State of California ("CalPERS"), and Mesquite Investors, L.L.C., a Delaware limited liability company ("Mesquite"). ECT Merchant, ECM II, ECM III, JEDI II, ECP Holding, CalPERS and Mesquite are collectively referred to herein as the "parties."

         WHEREAS, ECT Merchant and CalPERS each owns 50% of the Class B Membership Interests in East Coast Power L.L.C. ("East Coast Power") (such parties' Class B Membership Interests being referred to herein as the "ECT Merchant Interest" and the "CalPERS Interest", respectively); and

         WHEREAS, pursuant to a Purchase Agreement dated the date hereof (the "Purchase Agreement") by and between ECP Holding, El Paso Holding Company and Mesquite, Mesquite has agreed to purchase 49% of the Class A Membership Interests and 49% of the Class B Membership Interests in East Coast Power; and

         WHEREAS, ECM II, EMC III and CalPERS are the partners of JEDI II pursuant to the Partnership Agreement of Joint Energy Development Investments II Limited Partnership, dated as of December 30, 1997 (the "JEDI II Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties agree as follows:

         1. ECT Merchant Contribution to ECM III. Effective immediately prior to the closing of the transactions contemplated by the Purchase Agreement, ECT Merchant agrees that it will contribute its entire ECT Merchant Interest, free and clear of all liens and encumbrances (other than the Senior Note Security Interests (as defined in the Purchase Agreement)), to ECM III.

         2. ECM III Contribution to JEDI II. ECM III hereby agrees, upon receipt of the ECT Merchant Interest, to contribute the ECT Merchant Interest, free and clear of all liens and encumbrances (other than the Senior Note Security Interests), to JEDI II, effective immediately prior to the closing of the transactions contemplated by the Purchase Agreement.

         3. JEDI II Contribution to ECP Holding. JEDI II hereby agrees, upon receipt of the ECT Merchant Interest, to contribute the ECT Merchant Interest, free and clear of all liens and encumbrances (other than the Senior Note Security Interests), to ECP Holding effective immediately prior to the closing of the transactions contemplated by the Purchase Agreement.


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         4. Execution of Amended Limited Liability Company Agreement. CalPERS
hereby agrees, at or prior to the closing of the transactions contemplated by the Purchase Agreement, to execute the Second Amended and Restated Limited Liability Company Agreement of East Coast Power, in the form attached hereto as Exhibit A (the "Amended LLC Agreement").

         5. Contribution of CalPERS Membership Interest. CalPERS hereby agrees to contribute the CalPERS Interest, free and clear of all liens and encumbrances (other than the Senior Note Security Interests), to JEDI II on the day after the first anniversary of the closing of the transactions contemplated by the Purchase Agreement (such date of contribution being the "CalPERS Contribution Date"). Such contribution shall be subject to CalPERS' receipt of evidence, in form and substance satisfactory to it, that upon such contribution it shall have no further obligations pursuant to the Security Agreement creating the Senior Note Security Interests with respect to the CalPERS Interest. Such contribution shall also be subject to receipt of the tax opinion contemplated by Section 3.03(c)(i)(D) of the Amended LLC Agreement; provided, that if CalPERS cannot make such contribution on the CalPERS Contribution Date due to the failure of such condition, CalPERS shall make such contribution as soon thereafter as such condition is satisfied or waived. ECT Merchant, Mesquite and CalPERS agree that, if such tax opinion cannot be delivered on the CalPERS Contribution Date, that they will cooperate to agree upon a mutually satisfactory arrangement that will provide the parties the same economic benefits as would have been enjoyed if the contribution had occurred.

         6. Restriction on Transfer of CalPERS Interest. CalPERS agrees that it will not sell, convey, transfer, dispose of the CalPERS Interest other than as contemplated by paragraph 5, without the prior written consent of each of ECP Holding and Mesquite.

         7. Agreement to Share CalPERS Interest Proceeds. On the CalPERS Contribution Date, CalPERS shall remit to ECT Merchant fifty percent (50%) of any dividends, distributions, or other amounts received by CalPERS in respect of the CalPERS Interest from and after the date hereof through the CalPERS Contribution Date.

         8. Agreement Regarding JEDI II Agreement. As among ECM II, ECM III and CalPERS, such parties agree as follows:

         (a) The contributions by ECM III and CalPERS to JEDI II pursuant to paragraphs 2 and 5 hereof (i) shall not reduce the Commitment (as defined in the JEDI II Agreement); (ii) shall not, in the case of ECM III, constitute a Capital Contribution (as defined in the JEDI II Agreement) in cash for purposes of Section 4.02(b)(i)(B) of the JEDI II Agreement; (iii) shall be deemed approved for purposes of Section 4.02(b) of the JEDI II Agreement; and (iv) shall each have the same net agreed value, which ECM II, ECM III and CalPERS shall specify on or prior to the closing of the transactions contemplated by the Purchase Agreement; and

         (b) each of ECM II, ECM III and CalPERS waives any provision of the JEDI II Agreement that might require consent to, or might otherwise restrict or prohibit, the consummation of the transactions contemplated by this Contribution Agreement.


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         9. Termination. This Contribution Agreement shall immediately terminate and be of no further force or effect in the event that the Purchase Agreement terminates in accordance with the provisions thereof.

         10. Remedies. The parties agree that recovery of monetary damages for a breach by any of the parties of their obligations under this Agreement may not provide adequate compensation for the damages caused by such breach, and accordingly, that any of the parties hereto shall be entitled to seek injunctive or other equitable relief from any court of competent jurisdiction to specifically enforce the provisions hereof.

         11. Amendment. This Agreement may be amended with the prior written consent of ECT Merchant, Mesquite and CalPERS.

         12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

         13. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of such Agreement.

         14. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware.


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         IN WITNESS WHEREOF, the Parties have executed this Contribution
Agreement as of the date first above written.

                                ECT MERCHANT INVESTMENT CORP.


                                By:/s/ J. CLIFFORD BAXTER
                                   --------------------------------
                                Name:  J. Clifford Baxter
                                Title: Chairman and Chief Executive Officer


                                ENRON CAPITAL MANAGEMENT II LIMITED PARTNERSHIP


                                By: Enron Capital II Corp., General Partner


                                    By:/s/ WILLIAM W. BROWN
                                       ----------------------------
                                    Name:  William W. Brown
                                    Title: Vice President



                                ENRON CAPITAL MANAGEMENT III LIMITED
                                PARTNERSHIP


                                By: Enron Capital IV Corp., General Partner


                                    By:/s/ J. CLIFFORD BAXTER
                                       ----------------------------
                                    Name:  J. Clifford Baxter
                                    Title: Chairman and Chief Executive Officer



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                                JOINT ENERGY DEVELOPMENT INVESTMENTS II
                                LIMITED PARTNERSHIP

                                By: Enron Capital Management II Limited
                                    Partnership, General Partner

                                    By: Enron Capital II Corp., General Partner


                                        By:
                                           ---------------------------------
                                        Name:
                                        Title:

                                EAST COAST POWER HOLDING COMPANY L.L.C.


                                By:
                                    ----------------------------------------
                                Name:
                                Title:

                                CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM


                                By: /s/ LEON G. SHAHINIAN
                                    ----------------------------------------
                                Name:   Leon G. Shahinian
                                Title:  Investment Officer II

                                MESQUITE INVESTORS, L.L.C.


                                    By: Chaparral Investors, L.L.C.
                                          its sole member

                                    By: El Paso Chaparral Investors, L.L.C.
                                          its sole Member

                                    By: /s/ LARRY M. KELLERMAN
                                        ------------------------------------
                                    Name:   Larry M. Kellerman
                                    Title:  President


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